June 24, 2013



SECURITIES  EXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549


Attn. Document Control



RE	American
Depositary
Shares
evidenced by
the American
Depositary
Receipts of
          PPR SA
Form F6 File
No
33315
4266



Ladies and Gentlemen

Pursuant to Rule 424b3 under
the Securities Act of 1933, as
amended, on behalf of The
Bank of New York Mellon, as
Depositary for securities
against which American
Depositary Receipts ADRs
are to be issued, we attach a
copy of the new prospectus
Prospectus reflecting the
change in name from PPR SA
to Kering and the removal of
the Par Value.
As required by Rule 424e, the
upper right hand corner of the
Prospectus cover page has a
reference to Rule 424b3 and
to the file number of the
registration statement to which
the Prospectus relates.

Pursuant to Section III B of
the General Instructions to the
Form F6 Registration
Statement, the Prospectus
consists of the ADR
certificate for PPR SA.  The
Prospectus has been revised
to reflect the removal of the
Par Value and the new name,
and has been revised with
 Kering
Please contact me with any
questions or comments at 212
8152221.

Sandra Bruno
Senior Associate
The Bank of New York
Mellon  ADR Division


Encl.
CC Paul Dudek, Esq. Office
of International Corporate
Finance








Depositary Receipts
101 Barclay Street 22nd Floor West,
New York, NY 10286